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                                                                  EXHIBIT 10.4.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of September 27, 2001, among AMERICAN CELLULAR CORPORATION (SUCCESSOR BY MERGER TO ACC ACQUISITION CO.), a Delaware corporation ("BORROWER"), Required Lenders under the Credit Agreement (hereinafter defined), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement (hereinafter defined).

         Reference is made to the Credit Agreement, dated as of February 25, 2000 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower, as Borrower, Administrative Agent, CIBC World Markets Corp. and Barclays Bank PLC, as Co-Documentation Agents, Lehman Commercial Paper Inc. and TD Securities (USA) Inc., as Co-Syndication Agents, and certain Managing Agents, Co-Agents, and Lenders party thereto.

         Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all Section references herein are to Sections of the Credit Agreement and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS

         A. Borrower has requested the consent of Required Lenders to the sale of the Tennessee 4 RSA (the "TENNESSEE 4 DIVESTITURE"), so long as the Net Cash Proceeds therefrom are immediately used to make a mandatory prepayment pursuant to the terms of the Credit Agreement.

         B. Borrower has requested modification to certain financial covenants for the third quarter and fourth quarter of 2001 and certain amendments to the definition of Interest Expense to reflect the Tennessee 4 Divestiture.

         C. The Lenders party hereto are willing to grant and agree to such amendments, but only upon the conditions, among other things, that Borrower, Guarantors, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1.      AMENDMENTS.

         1.1       DEFINITIONS.

         (a) The definition of Interest Expense is amended to exclude the interest incurred on the amount of Principal Debt permanently prepaid with the Net Cash Proceeds of the Tennessee 4 Divestiture by adding the following as a proviso thereto:

         "; provided further that, in determining the Interest Expense for the Companies (i) for the fiscal quarter during which the Tennessee 4 Divestiture was consummated (the "DIVESTITURE CONSUMMATION QUARTER"), such amount shall be reduced by an amount

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         equal to (x) the Principal Debt permanently prepaid with the Net Cash
         Proceeds from the Tennessee 4 Divestiture multiplied by (y) the weighted average of the interest rates in effect for the Principal Debt on the date the Tennessee 4 Divestiture was consummated (such calculation being referred to herein as the "REDUCTION AMOUNT"), (ii) for the first fiscal quarter immediately following the Divestiture Consummation Quarter, such amount shall be reduced by an amount equal to the Reduction Amount multiplied by 3/4, (iii) for the second fiscal quarter immediately following the Divestiture Consummation Quarter, such amount shall be reduced by an amount equal to the Reduction Amount multiplied by 1/2, and (iv) for the third fiscal quarter immediately following the Divestiture Consummation Quarter, such amount shall be reduced by an amount equal to the Reduction Amount multiplied by 1/4."

         (b) The definition of "Net Cash Proceeds" is amended to include the Tennessee 4 Divestiture by inserting the phrase "the Tennessee 4 Divestiture," immediately prior to the phrase "the Tower Sale-Leaseback".

         (c) The definition of "Significant Sale" is amended to exclude the Tennessee 4 Divestiture as a Significant Sale by amending the parenthetical phrase in the third line of such definition to read as follows:

         "(other than the Laredo Joint Venture Sale, the Tennessee 4 Divestiture, any Intercompany Acquisition, and any sale, lease, transfer, or other disposition contemplated by SECTIONS 9.23(a) through
         (e) or contemplated by SECTION 9.24)"

         (d) The following definition of "Tennessee 4 Divestiture" shall be alphabetically inserted in SECTION 1.1 to read as follows:

         "TENNESSEE 4 DIVESTITURE means the sale of assets relating to the Tennessee 4 RSA on terms reasonably acceptable to Administrative Agent and which otherwise satisfies the requirements of SECTION 9.23(j)."

         1.2 MANDATORY PREPAYMENTS. SECTION 3.3(b)(iv) is amended in its entirety to read as follows:

                  "(iv) Tennessee 4 Divestiture. Immediately upon the receipt by any Company of any Net Cash Proceeds from the consummation of the Tennessee 4 Divestiture, the Principal Debt shall be prepaid (and the Revolver Commitment reduced to the extent required in this SECTION 3.3(b)), in the order and manner specified herein, by an amount equal to 100% of such Net Cash Proceeds received from the Tennessee 4 Divestiture."

         1.3 SALE OF ASSETS. SECTION 9.23 is amended by (a) deleting the word "and" after CLAUSE (i) thereof, (b) relettering existing CLAUSE (j) as CLAUSE
(k), (c) deleting the reference to "clause (j)" in CLAUSE (x) of the proviso to such Section and substituting therefor "clause (k)", and (d) adding the following CLAUSE (j) immediately after CLAUSE (i):


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                  "(j) the Tennessee 4 Divestiture, so long as (i) no Default or
                  Potential Default exists or arises as a result therefrom, (ii) the assets sold pursuant to the Tennessee 4 Divestiture are sold for fair value for cash or Cash Equivalents and not by way of deferred payment, (iii) a copy of the sale agreement relating to the Tennessee 4 Divestiture has been delivered to Administrative Agent not less than 30 days prior to the closing thereof and the terms thereof are reasonably acceptable to Administrative Agent, and (iv) the mandatory prepayment required by SECTION 3.3(b)(iv) is made; and".

         1.4     FINANCIAL COVENANTS.

         (a) The Debt Service Coverage Ratio covenant set forth in SECTION 9.30(b) for the period on and after September 30, 2001, to and including December 30, 2001, is amended by replacing 1.10 to 1.00 with 1.075 to 1.00.

         (b) The Total Leverage Ratio covenant set forth in SECTION 9.30(f), is amended as follows: (i) for the period on and after September 30, 2001, to and including December 30, 2001, replace 9.85 to 1.00 with 10.50 to 1.00 and (ii) for the period on and after December 31, 2001, to and including March 30, 2002, replace 9.25 to 1.00 with 10.10 to 1.00.

PARAGRAPH 2. AMENDMENT FEES. On the Effective Date (hereinafter defined), Borrower shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders consenting to this Amendment on or prior to September 27, 2001, the "CONSENTING REVOLVER LENDERS"), an amendment fee in an amount equal to 0.15% of the aggregate Committed Sums under the Revolver Facility of each Consenting Revolver Lender as of the Effective Date and (b) to Administrative Agent (for the ratable benefit of the Term Loan A Lenders, the Term Loan B Lenders, and the Term Loan C Lenders consenting to this Amendment on or prior to September 27, 2001, the "CONSENTING TERM LOAN LENDERS"), an amendment fee in an amount equal to 0.15% of the portion of the Term Loan Principal Debt owed to the Consenting Term Loan Lenders as of the Effective Date. The failure of Borrower to comply with the provisions of this PARAGRAPH 2 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Documents.

PARAGRAPH 3. CONDITIONS. This Amendment shall be effective on the date (the "EFFECTIVE DATE") upon which (i) the representations and warranties in this Amendment are true and correct; (ii) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and Required Lenders; and (iii) Administrative Agent has received payment from Borrower of the amendment fees required to be paid to Consenting Revolver Lenders, Consenting Term Loan Lenders, and Administrative Agent on the Effective Date pursuant to PARAGRAPH 2 hereof.

PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and
(ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS. As a material inducement to Administrative Agent and Lenders to execute and deliver this Amendment, Borrower, Parent, and each other Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date (as the case may be) and as of the date of execution of this Amendment: (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were


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based have been changed by transactions permitted by the Loan Documents; (b) no
Default or Potential Default exists; and (c) this Amendment has been duly authorized and approved by all necessary corporate and limited liability company action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower, Parent, and each other Guarantor in accordance with its terms.

PARAGRAPH 6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 7. MISCELLANEOUS.

         7.1 This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions of SECTIONS 13 of the Credit Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         7.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

PARAGRAPH 8. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9. PARTIES. This Amendment binds and inures to Borrower, Parent, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts as of the date set forth above, but effective as of Effective Date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]


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

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                    AMERICAN CELLULAR CORPORATION (SUCCESSOR BY
                                    MERGER TO ACC ACQUISITION CO.), as Borrower


                                    By:   /s/ Richard Sewell
                                       ----------------------------------------
                                       Name:  Richard Sewell
                                            -----------------------------------
                                       Title: Asst. Treasurer
                                             ----------------------------------



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                    ACC ACQUISITION , LLC, Parent, by its
                                    Members, as Guarantor

                                    AT&T WIRELESS SERVICES JV CO.


                                    By:    /s/
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                    DOBSON JV COMPANY


                                    By:    /s/ Richard Sewell
                                       ----------------------------------------
                                       Name:   Richard Sewell
                                            -----------------------------------
                                       Title:  Asst. Treasurer
                                             ----------------------------------



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                   GUARANTOR:

                                   ACC OF KENTUCKY LLC
                                   ACC KENTUCKY LICENSE LLC
                                   ACC OF MICHIGAN CORPORATION
                                   ACC MICHIGAN LICENSE LLC
                                   ACC OF MINNESOTA CORPORATION
                                   ACC MINNESOTA LICENSE LLC
                                   ACC NEW YORK LICENSE I LLC
                                   ACC NEW YORK LICENSE II LLC
                                   ACC NEW YORK LICENSE III LLC
                                   ACC OF OHIO CORPORATION
                                   ACC OHIO LICENSE LLC
                                   ACC OF PENNSYLVANIA LLC
                                   ACC PENNSYLVANIA LICENSE LLC
                                   ACC OF TENNESSEE LLC
                                   ACC TENNESSEE LICENSE LLC
                                   ACC OF WAUSAU CORPORATION
                                   ACC WAUSAU LICENSE LLC
                                   ACC OF WEST VIRGINIA CORPORATION
                                   ACC WEST VIRGINIA LICENSE LLC
                                   ACC OF WISCONSIN LLC
                                   ACC WISCONSIN LICENSE LLC
                                   ALEXANDRA CELLULAR CORPORATION
                                   ALTON CELLTELCO CELLULAR CORPORATION
                                   ALTON CELLTELCO PARTNERSHIP
                                   AMERICAN CELLULAR WIRELESS LLC
                                   CELLULAR INFORMATION SYSTEMS OF LAREDO, INC.
                                   CHILL CELLULAR CORPORATION
                                   DUTCHESS COUNTY CELLULAR TELEPHONE
                                     COMPANY, INC.
                                   PCPCS CORPORATION


                                   By:    /s/ Richard Sewell
                                      ----------------------------------------
                                      Name:   Richard Sewell
                                           -----------------------------------
                                      Title:  Asst. Treasurer
                                            ----------------------------------
                                            (for all of the above-referenced
                                             Guarantors)



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent and a Lender


                                   By:   /s/
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ---------------------------------



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                                                               ,
                                   --------------------------------------------
                                   as a Lender



                                   By:       /s/
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                                                               ,
                                   --------------------------------------------
                                   as a Lender



                                   By:        /s/
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                   By:        /s/
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                                                               ,
                                   --------------------------------------------
                                   as a Lender



                                   By:          /s/                            ,
                                       ----------------------------------------
                                       its
                                          -------------------------------------


                                       By:      /s/
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                                                               ,
                                   --------------------------------------------
                                   as a Lender



                                   By:            /s/                          ,
                                       ----------------------------------------
                                       its
                                          -------------------------------------


                                       By:        /s/
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                       By:        /s/
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                                                               ,
                                   --------------------------------------------
                                   as a Lender



                                   By:            /s/                          ,
                                       ----------------------------------------
                                       as
                                         --------------------------------------


                                       By:        /s/
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                        SIGNATURE PAGE TO THIRD AMENDMENT

Signature Page to that certain Third Amendment to Credit Agreement dated as of the date first stated above, among American Cellular Corporation (successor by merger to ACC Acquisition Co.), as Borrower, Bank of America, N.A., as Administrative Agent, Required Lenders, and Guarantors.



--------------------------------------------,
as a Lender



By:                                         ,
    ----------------------------------------
    as
      --------------------------------------


    By:         /s/
        ------------------------------------
        Name:
             -------------------------------
        Title:
              ------------------------------

    By:         /s/
        ------------------------------------
        Name:
             -------------------------------
        Title:
              ------------------------------